UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated
(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Address of principal executive offices) (Zip code)

R. Eric Chadwick Flaherty & Crumrine Incorporated 301 E. Colorado Boulevard, Suite 720 Pasadena, CA 91101
(Name and address of agent for service)

Registrant's telephone number, including area code: 626-795-7300

Date of fiscal year end: November 30

Date of reporting period: May 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE dynamic PREFERRED and INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

Fixed-income investors shifted into a more defensive position during the quarter, which contributed to modest weakness in preferred securities prices. Total return1 on net asset value (“NAV”) was -2.0% for the fiscal quarter2 and -2.6% for the first half of the fiscal year. Total return on market price of Fund shares over the same periods was -4.9% and -10.0%, respectively.

The table below shows Fund NAV returns over various measurement periods. The table includes performance of two indices, Bloomberg Barclays U.S. Aggregate and S&P 500, as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide context for returns on broad asset categories.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED MAY 31, 2018
	Actual Returns			Average Annualized Returns
	Three Months	Six Months	One Year	Three Years	Five Years	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	-2.0%	-2.6%	1.6%	7.8%	9.2%	9.1%
Bloomberg Barclays U.S. Aggregate Index(2)	0.6%	-1.0%	-0.4%	1.4%	2.0%	1.9%
S&P 500 Index(3)	0.2%	3.1%	14.4%	11.0%	13.0%	12.7%

(1)Since inception on May 29, 2013.

(2)The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.

(3)The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

Interest rates are a top concern for many investors, and we often receive questions about the performance of preferred securities in a rising-rate environment. Preferred securities’ prices normally decline when Treasury yields rise; i.e., they have positive “duration.” However, our investments in fixed-to-float structures (which pay a fixed distribution rate for a set period then float at a spread over a benchmark yield) greatly reduces portfolio duration compared to a portfolio comprised of mostly fixed-rate securities. As of May 31, 2018, 84% of the portfolio was invested in fixed-to-float or currently-floating securities. A dozen years ago, the preferred market was dominated by fixed-rate securities, often with long interest rate durations, and some investors still think of preferreds as being highly sensitive to Treasury yields. Today, with fixed-to-float and floating rate preferred securities having become more common, there are many short-and intermediate-duration preferred securities available.

1Following the methodology required by the Securities and Exchange Commission, total return assumes dividend reinvestment.

2March 1, 2018 – May 31, 2018

One may expect yields to be considerably lower on fixed-to-float securities compared to fixed-rate securities, but this generally has not been the case. Investors continue to receive attractive yields on preferred securities even though duration is moderate – and issuer credit quality generally is in excellent shape. Higher Treasury yields may dampen preferred returns over the next year or two, but over a longer time horizon, total returns should remain more than competitive with fixed-income alternatives.

While the Federal Reserve raised its benchmark rate as expected in March and June, shareholders may be surprised that 10-year and 30-year Treasury yields actually ended lower on May 31 (2.82% and 2.99%, respectively) compared to February 28 (2.87% and 3.13%, respectively), although higher rates persisted for much of the second fiscal quarter. Investors shifted into more defensive interest-rate positions, resulting in relative underperformance of 10-year fixed-to-float securities compared to five-year and shorter issues. This was in response to an improving economic outlook across the globe, a flattening yield curve, and anticipation of additional Federal Reserve rate increases in the future.

Rates were not the only reason for defensive positioning, as can be seen by lower Treasury yields at quarter-end. Political risks arose once again, with instability in Spain and Italy prompting weakness in foreign preferreds and increased trade rhetoric (and tariff actions) causing concern about possible negative effects on global economic growth and credit quality.

Preferred prices were also negatively affected during the quarter by new-issue supply. Supply has not been overwhelming, but issuers needed to offer yield concessions to entice buyers – and new-issue yield concessions put downward pressure on secondary market prices. We view this as an opportunity to invest proceeds of called securities at significantly higher yields, which should contribute positively to performance over time. Recall it wasn’t long ago we were writing about 4-handle preferred coupons, but those same issuers today are pricing new securities in the mid- to high-5% area, and yields have reached 7% for issuers in some industries. This is welcome relief from the low-yield environment experienced in recent years.

No particular segment of the portfolio stood out during the quarter, as modest weakness was broad-based and macro in nature. It is worth noting once again that issuer credit quality remains in great shape and should be supportive even in light of higher rates and political uncertainty. A number of non-financial industries are increasing leverage for operational purposes or acquisitions, but for the most part they are not regular issuers of preferred securities. We continue to position the portfolio with an emphasis on credit quality and security-specific structure (e.g., fixed-to-float for moderate interest-rate risk, call protection for income stability), and we are taking advantage of higher yields on new-issue preferred securities.

We are all familiar with the certainty of taxes, but it seems like many investors have moved away from evaluating investments on an after-tax basis – and to their detriment when it comes to preferred securities. In fairness, qualified dividend income (QDI) was an elusive concept for many years, as it was new for individuals in 2003 and initially subject to sunset provisions. However, it was made permanent in 2012 and offers a tremendous benefit to U.S. individuals receiving QDI. Evaluating investments solely on a pre-tax basis certainly makes comparisons across markets much simpler, but “simple” often translates into missed opportunity.

In taxable accounts, QDI can result in a gross-up factor as high as 1.2873 versus pre-tax yields – meaning a 6.0% pre-tax yield, for example, is 7.72% on a taxable-equivalent basis. We have witnessed a multi-year shift in investor awareness away from investment tax considerations, resulting in almost no yield difference between tax-advantaged and fully-taxable preferreds (both types are issued) – which implies the QDI benefit is largely underappreciated. In calendar 2017, 81.8% of DFP’s distributions were QDI-eligible (as reported on Form 1099, box B). For illustration, a market yield of 7.0%4 on DFP (higher than the 6.0% used above due to the Fund’s use of leverage) would be a taxable-equivalent yield of 8.6% (assuming 81.8% QDI). Although distribution rates and QDI composition do change each year, shareholders should be aware that QDI is an important benefit of investing in preferred securities and should not be ignored.

We encourage you to read the discussion topics that follow, as we dig deeper into subjects of interest to shareholders – including leverage costs and distribution rates. In addition, visit the Fund’s website, www.preferredincome.com, for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team

June 30, 2018

3Assumes marginal tax bracket of 37% and 3.8% Medicare tax on investment income.

4Market yields vary with changes in distribution rates and market price of Fund shares. 7.0% used for illustration purposes only. Investors should consult their tax advisors regarding their personal situation.

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below presents a breakdown of the components that comprise the Fund’s total return on NAV over the recent six months. These components include: (a) the total return on the Fund’s portfolio of securities; (b) any returns from hedging the portfolio against significant increases in long-term interest rates; (c) the impact of utilizing leverage to enhance returns to shareholders; and (d) the Fund’s operating expenses. When all of these components are added together, they comprise the total return on NAV.

Components of DFP’s Total Return on NAV
for the Six Months Ended May 31, 20181

Total Return on Unleveraged Securities Portfolio (including principal change and income)	-1.2%
Return from Interest Rate Hedging Strategy	N/A
Impact of Leverage (including leverage expense)	-0.9%
Expenses (excluding leverage expense)	-0.5%
[1] Actual, not annualizedTotal Return on NAV	-2.6%

For the six months ended May 31, 2018 the ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC)1,2 returned -0.9%. This index reflects the various segments of the preferred securities market constituting the Fund’s primary focus. Since this index return excludes all expenses and the impact of leverage, it compares most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2018, total return on market price of Fund shares was -10.0%.

Historically, the preferred securities market has experienced price volatility consistent with those of other fixed-income securities. However, since mid-2007 it has become clear that preferred-security valuations, including both the Fund’s NAV and the market price of its shares, can move dramatically when there is volatility in financial markets. The chart below contrasts the relative stability of the Fund’s earlier period with the more recent volatility in both its NAV and market price. Many fixed-income asset classes experienced increased volatility over this period.

1The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities IndexSM (P8JC) includes U.S. dollar-denominated investment-grade or below investment-grade, fixed rate, floating rate or fixed-to-floating rate, retail or institutionally structured preferred securities of U.S. and foreign issuers with issuer concentration capped at 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

2The benchmarks from ICE Data Indices, LLC (“ICE Data”) are used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party providers shall be subject to any damages or liability with respect to the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse, or recommend Flaherty & Crumrine Incorporated, or any of its products or services.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount (calculated as the difference between these two inputs and expressed as a percentage) would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $23.46 on June 29th and assuming its current monthly distribution of $0.148 does not change, the annualized yield on market price of Fund shares is 7.6%. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

Monthly Distributions to Fund Shareholders

So far in 2018, the Federal Reserve has continued its pattern of gradually raising the federal funds rate – hiking 0.25% in both March and June. The Fed now has a target range of 1.75-2.0%. Further, Federal Open Market Committee (FOMC) members project two more 25 bp rate increases in 2018. Including the increase in December 2017, the total increase during the Fund’s fiscal year has been 0.75%.

In response, short-term interest rates have risen to reflect actual and expected increases in the Fed’s target. The Fund’s cost of leverage is linked to 1-month LIBOR. The average cost of leverage was 2.0% for fiscal 2017 and 2.5% for the first half of fiscal 2018. The most recent reset of its leverage rate on June 18, 2018 (actual resets occur monthly) brought the current rate to 2.9%.

Changes in leverage cost and top-line portfolio income are incorporated into the Fund’s dividend-setting process and are also a normal part of the way credit markets function. Interest rates are not static, and neither are credit spreads. The portfolio is designed to have a wide range of coupons, call protection, and security structures – and each aspect will change over time. We seek to maintain call protection that staggers the impact of changes in interest rates and credit spreads, but the portfolio will normally contain at least some securities subject to being called based on current market conditions. Leverage is utilized in the Fund to increase income and returns to shareholders, and leverage continues to enhance distributable income, even though its cost has increased.

The primary objective of the Fund is total return, with an emphasis on high current income, and we believe the Fund will continue to meet that objective – although distributable income may be reduced as we proceed through this economic cycle. Reductions are simply a reflection of changes in interest rates and credit spreads that have cumulated over time. However, relative to fixed-income alternatives, the level of income produced should remain attractive. Fund shareholders have benefited from years of record-low interest rates and low leverage costs, but rates are moving back into balance as economic growth has improved. We believe the Fund’s strategy of investing in preferred securities and using leverage in an efficient manner will continue to produce a competitive distribution rate for shareholders.

U.S. Economic and Credit Outlook

The U.S. economy expanded by 2.0% in the first calendar quarter of 2018, considerably below an average 3% growth rate during the prior nine months. However, inflation-adjusted gross domestic product (real GDP) is expected to rebound to 3.3% in the second quarter, and economists forecast continued solid real GDP growth of 2.9% in 2018 and 2.5% in 2019.3 Those forecasts are consistent with our own.

3Unless noted otherwise, forecasts are from the Bloomberg® U.S. Monthly Economic Survey, June 8, 2018.

There are four key expectations underlying our outlook.4 First, tax reform should prompt greater business investment and boost labor productivity. Second, higher wages due to a shrinking pool of available workers should support income growth above 4%, even as job growth slows as the economy reaches full employment. Third, global economic activity – which expanded by 3.8% in 2017 – should remain near that level in 2018. Finally, we assume that immigration and trade policies do not lead to worker shortages or trade wars that damage U.S. and global growth.

With the first half of 2018 behind us, we feel confident in the first three views, but we are considerably less confident on trade and immigration policies. We cannot predict what direction trade negotiations will take or their impact on U.S. economic growth, but with tariff barriers now expanding in the U.S. and abroad, economic risks are skewed to the downside. Immigration policy appears similarly unpredictable. We still think an optimistic economic outlook remains warranted, but risks have increased.

Inflation at last reached the Federal Reserve’s target in May, when the personal consumption expenditure deflator excluding food and energy prices hit 2.0% YoY. Rising wages, higher home and energy prices and, now, tariffs on some imported goods are likely to push inflation higher. However, we think this will be a gradual process that will not prompt the Fed to tighten monetary policy more rapidly.

In response to good economic growth and higher inflation, the Federal Reserve hiked rates by 25 bp in March and again in June, bringing the target federal funds rate to 1.75-2.00% currently. The Fed also continued to wind down its securities holdings at a rate of $30 billion per month in Q2; it is slated to rise to $50 billion per month in Q4 and beyond. Ten- and 30-year Treasury rates pushed higher in the first two months of 2018 but have been range-bound since then, closing at 2.86% and 2.99%, respectively, on June 29.

After a recent decline in Treasury yields, our current rate expectations are a little above market forward rates but below the Fed’s median forecast of a 3.4% federal funds rate for year-end 2020. We expect that solid economic growth in 2018 and 2019 will moderate in 2020 as federal government spending slows and early stimulus from tax reform wanes. In addition, rising Treasury supply and reduced portfolio reinvestment by the Fed should combine with prior rate hikes to tighten financial conditions without more aggressive monetary tightening. As a result, we think intermediate Treasury rates will rise only moderately from current levels – perhaps by 50 bp or so over the next several years – although they could be more volatile than in recent years.

Credit spreads on preferred securities and investment-grade corporate bonds widened as investors worried about rising global trade tensions and a renewed swing toward populist economic policies in the U.S. and abroad. While we acknowledge those challenges, credit fundamentals – especially at U.S. financial companies – continue to support preferred securities. Bank capital in the U.S. is strong and stable; loan performance is steady to improving overall; loan-loss reserves are sizable; and earnings, even before accounting for tax reform, are rising. Moreover, all banks that participated in the Federal Reserve’s recent Dodd-Frank Act Stress Tests (DFAST) and Comprehensive Capital Analysis and Review (CCAR) passed the quantitative portions of those regulatory reviews, and the Fed objected to just one bank’s capital plan on a qualitative basis.5 Other industries have also benefitted from stronger growth. Higher investment yields are boosting returns at insurance companies. Increased demand for oil and gas is benefitting pipeline companies that bring those resources to market. And sturdy hiring and rising incomes support a range of businesses from REITs to homebuilders to manufacturers.

4First-Quarter U.S. Economic Update, Flaherty & Crumrine Incorporated, May 15, 2018. Available at www.flaherty-crumrine.com and the Fund’s website.

5The Fed objected to DB USA Corporation’s capital plan due to qualitative concerns over its capital planning and DFAST processes.

For preferred investors, we see this outlook as good news following modestly negative returns since the start of 2018. Credit fundamentals are strong, especially at financial institutions, and solid economic growth and rising profits should support credit spreads. Although short rates are likely to rise further and markets will face ongoing trade and political uncertainty, we think most of the adjustment in intermediate- and long-term interest rates has already occurred. We believe the macroeconomic and credit environments remain supportive of preferred securities.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OVERVIEW May 31, 2018 (Unaudited)

Fund Statistics
Net Asset Value	$24.69
Market Price	$22.93
Discount	7.13%
Yield on Market Price	7.75%
Common Stock Shares Outstanding	19,161,549

Security Ratings**	% of Net Assets†
A	0.2%
BBB	48.3%
BB	34.9%
Below “BB”	2.1%
Not Rated***	10.3%

Portfolio Rating Guidelines	% of Net Assets†
Security Rated Below Investment Grade By All****	37.2%
Issuer or Senior Debt Rated Below Investment Grade by All*****	2.7%

**Ratings are from Moody’s Investors Service, Inc. “Not Rated” securities are those with no ratings available from Moody’s.

***Excludes common stock and money market fund investments and net other assets and liabilities of 4.2%.

****Security rating below investment grade by all of Moody’s, Standard & Poor’s, and Fitch Ratings.

*****Security rating and issuer’s senior unsecured debt or issuer rating are below investment grade by all of Moody’s, S&P, and Fitch. The Fund’s investment policy currently limits such securities to 20% of Net Assets.

Industry Categories*	% of Net Assets†

Utilities 4.2%
Communications 0.4%
REITS 0.1%
Energy 9.0%
Other 4.9%
Insurance 20.3%
Banking & Financial Services 61.1%

*Categories may not sum to 100% due to rounding.

Top 10 Holdings by Issuer	% of Net Assets†
Citigroup Inc	4.8%
Morgan Stanley	4.4%
PNC Financial Services Group Inc	4.1%
MetLife Inc	4.1%
Liberty Mutual Group	3.5%
JPMorgan Chase & Co	3.2%
Lloyds Banking Group PLC	2.9%
Fifth Third Bancorp	2.7%
Enbridge Energy Partners	2.7%
Wells Fargo & Company	2.7%

% of Net Assets******†
Holdings Generating Qualified Dividend Income (QDI) for Individuals	63%
Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	47%

******This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.

†Net Assets includes assets attributable to the use of leverage.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS May 31, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities§ — 93.5%
Banking — 58.5%

$1,738,000	Australia & New Zealand Banking Group Ltd., 6.75% to 06/15/26 then ISDA5 + 5.168%, 144A****	$1,790,140	**(2)
$7,000,000	Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 then SW5 + 3.87%	6,370,000	**(1)(2)
$1,660,000	Banco Mercantil del Norte SA, 7.625% to 01/06/28 then T10Y + 5.353%, 144A****	1,655,435	**(2)
	Bank of America Corporation:
40,000	6.00%, Series EE	1,030,400	*
$4,000,000	5.875% to 03/15/28 then 3ML + 2.931%, Series FF	3,960,000	*
$1,073,000	3ML + 3.63%, 5.9888%(3), Series K	1,079,706	*(1)
$1,800,000	6.30% to 03/10/26 then 3ML + 4.553%, Series DD	1,898,100	*(1)
$9,107,000	6.50% to 10/23/24 then 3ML + 4.174%, Series Z	9,676,187	*(1)
$8,378,000	Barclays Bank PLC, 7.875% to 03/15/22 then SW5 + 6.772%, 144A****	8,773,065	**(1)(2)
	BNP Paribas:
$11,200,000	7.375% to 08/19/25 then SW5 + 5.15%, 144A****	11,760,000	**(1)(2)
$2,000,000	7.625% to 03/30/21 then SW5 + 6.314%, 144A****	2,102,500	**(2)
	Capital One Financial Corporation:
3,645	6.00%, Series B	92,637	*
25,700	6.00%, Series H	665,501	*
66,679	6.70%, Series D	1,769,327	*(1)
	Citigroup, Inc.:
$1,400,000	5.95% to 05/15/25 then 3ML + 3.905%, Series P	1,412,250	*
1,191,837	6.875% to 11/15/23 then 3ML + 4.13%, Series K	32,507,354	*(1)
24,371	7.125% to 09/30/23 then 3ML + 4.04%, Series J	687,262	*
$5,000,000	Citizens Financial Group, Inc., 5.50% to 04/06/20 then 3ML + 3.96%, Series A	5,093,750	*(1)
	CoBank ACB:
38,100	6.20% to 01/01/25 then 3ML + 3.744%, Series H, 144A****	4,024,655	*
3,450	6.25% to 10/01/22 then 3ML + 4.557%, Series F, 144A****	365,269	*
$550,000	6.25% to 10/01/26 then 3ML + 4.66%, Series I, 144A****	573,764	*
7,000	Compeer Financial ACA, 6.75% to 08/15/23 then 3ML + 4.58%, 144A****	7,604,625	*
$915,000	Credit Agricole SA, 7.875% to 01/23/24 then SW5 + 4.898%,144A****	953,840	**(2)
724,983	Fifth Third Bancorp, 6.625% to 12/31/23 then 3ML + 3.71%, Series I	19,911,658	*(1)
5,000	First Horizon National Corporation, 6.20%, Series A	127,329	*
	Goldman Sachs Group:
54,609	6.30%, Series N	1,437,855	*
$2,000,000	5.00% to 11/10/22 then 3ML + 2.874%, Series P	1,907,000	*(1)
10,000	5.50% to 05/10/23 then 3ML + 3.64%, Series J	260,260	*
531,522	6.375% to 05/10/24 then 3ML + 3.55%, Series K	14,409,561	*(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

	HSBC Holdings PLC:
$1,000,000	6.00% to 05/22/27 then ISDA5 + 3.746%	$960,000	**(1)(2)
$7,025,000	6.50% to 03/23/28 then ISDA5 + 3.606%	6,972,312	**(1)(2)
$3,988,000	6.875% to 06/01/21 then ISDA5 + 5.514%	4,167,460	**(1)(2)
$4,458,000	HSBC Capital Funding LP, 10.176% to 06/30/30 then 3ML + 4.98%, 144A****	6,834,649	(1)(2)
	Huntington Bancshares, Inc.:
332,000	6.25%, Series D	8,773,100	*(1)
$3,200,000	5.70% to 04/15/23 then 3ML + 2.88%, Series E	3,175,680	*(1)
114,400	ING Groep NV, 6.375%	2,935,504	**(1)(2)
	JPMorgan Chase & Company:
$3,331,000	3ML + 3.47%, 5.8288%(3), Series I	3,355,982	*(1)
$10,700,000	6.00% to 08/01/23 then 3ML + 3.30%, Series R	10,940,750	*(1)
$8,000,000	6.75% to 02/01/24 then 3ML + 3.78%, Series S	8,662,400	*(1)
283,700	KeyCorp, 6.125% to 12/15/26 then 3ML + 3.892%, Series E	7,624,466	*(1)
$14,022,000	Lloyds Banking Group PLC, 6.657% to 05/21/37 then 3ML + 1.27%, 144A****	14,968,485	**(1)(2)
$5,200,000	Lloyds TSB Bank PLC, 12.00% to 12/16/24 then 3ML + 11.756%, 144A****	6,422,286	(2)
$15,425,000	M&T Bank Corporation, 6.45% to 02/15/24 then 3ML + 3.61%, Series E	16,659,000	*(1)
$1,700,000	Macquarie Bank Ltd., 6.125% to 03/08/27 then SW5 + 3.703%, 144A****	1,564,000	**(2)
135,740	MB Financial, Inc., 6.00%, Series C	3,455,940	*(1)
	Morgan Stanley:
251,971	5.85% to 04/15/27 then 3ML + 3.491%, Series K	6,524,386	*(1)
674,994	6.875% to 01/15/24 then 3ML + 3.94%, Series F	18,668,782	*(1)
241,200	7.125% to 10/15/23 then 3ML + 4.32%, Series E	6,904,374	*(1)
549,300	New York Community Bancorp, Inc., 6.375% to 03/17/27 then 3ML + 3.821%, Series A	15,199,131	*(1)
35,000	People’s United Financial, 5.625% to 12/15/26 then 3ML + 4.02%, Series A	890,400	*
	PNC Financial Services Group, Inc.:
685,080	6.125% to 05/01/22 then 3ML + 4.067%, Series P	18,815,722	*(1)
$9,928,000	6.75% to 08/01/21 then 3ML + 3.678%, Series O	10,764,434	*(1)
$6,125,000	RaboBank Nederland, 11.00% to 06/30/19 then 3ML + 10.868%, 144A****	6,584,375	(1)(2)
627,170	Regions Financial Corporation, 6.375% to 09/15/24 then 3ML + 3.536%, Series B	16,823,835	*(1)
$4,825,000	Royal Bank of Scotland Group PLC: RBS Capital Trust II, 6.425% to 01/03/34 then 3ML + 1.9425%	5,657,312	**(1)(2)
	Societe Generale SA:
$300,000	6.75% to 04/06/28 then SW5 + 3.929%, 144A****	285,675	**(2)
$8,200,000	7.375% to 09/13/21 then SW5 + 6.238%, 144A****	8,487,000	**(1)(2)
$5,000,000	8.00% to 09/29/25 then ISDA5 + 5.873%, 144A****	5,331,250	**(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Banking — (Continued)

4,000	Sovereign Bancorp: Sovereign REIT, 12.00%, Series A, 144A****	$4,710,000
	Standard Chartered PLC:
$5,835,000	7.50% to 04/02/22 then SW5 + 6.301%, 144A****	5,977,228	**(1)(2)
$4,000,000	7.75% to 04/02/23 then SW5 + 5.723%, 144A****	4,155,000	**(1)(2)
26,174	State Street Corporation, 5.90% to 03/15/24 then 3ML + 3.108%, Series D	684,482	*(1)
23,596	Sterling Bancorp, 6.50%, Series A	614,558	*
43,095	US Bancorp, 6.50% to 01/15/22 then 3ML + 4.468%, Series F	1,209,892	*(1)
50,000	Valley National Bancorp, 6.25% to 06/30/25 then 3ML + 3.85%, Series A	1,323,500	*
	Wells Fargo & Company:
27,000	5.625%, Series Y	676,809	*
759	7.50%, Series L	952,962	*
180,300	5.85% to 09/15/23 then 3ML + 3.09%, Series Q	4,670,671	*(1)
$13,025,000	3ML + 3.77%, 5.8945%(3), Series K	13,200,837	*(1)
$3,700,000	Westpac Banking Corporation, 5.00% to 09/21/27 then ISDA5 + 2.888%	3,242,458	**(1)(2)
	Zions Bancorporation:
10,000	6.30% to 03/15/23 then 3ML + 4.24%, Series G	266,250	*
$10,000,000	7.20% to 09/15/23 then 3ML + 4.44%, Series J	10,728,100	*(1)
		424,720,867
Financial Services — 0.6%
$1,440,000	AerCap Global Aviation Trust, 6.50% to 06/15/25 then 3ML + 4.30%, 06/15/45, 144A****	1,512,000	(1)(2)
$1,500,000	E*TRADE Financial Corporation, 5.30% to 03/15/23 then 3ML + 3.16%, Series B	1,466,250	*
$1,420,000	General Motors Financial Company, 5.75% to 09/30/27 then 3ML + 3.598%, Series A	1,386,275	*
		4,364,525
Insurance — 20.3%
373,578	Allstate Corporation, 6.625%, Series E	9,806,423	*(1)
	American International Group:
$280,000	AIG Life Holdings, Inc., 7.57% 12/01/45, 144A****	347,900
$497,000	AIG Life Holdings, Inc., 8.125% 03/15/46, 144A****	657,283
$350,000	8.175% to 05/15/38 then 3ML + 4.195%, 05/15/58	442,750
$680,000	Aon Corporation, 8.205% 01/01/27	842,350	(1)
	Arch Capital Group, Ltd.:
38,000	5.25%, Series E	910,670	**(2)
33,000	5.45%, Series F	802,560	**(2)
$6,550,000	AXA SA, 6.379% to 12/14/36 then 3ML + 2.256%, 144A****	7,205,000	**(1)(2)
306,000	Delphi Financial Group, 3ML + 3.19%, 5.5325%(3) 05/15/37	6,885,000	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Insurance — (Continued)

$754,000	Everest Reinsurance Holdings, 3ML + 2.385%, 4.7275%(3) 05/15/37	$748,345	(1)
137,500	Hartford Financial Services Group, Inc., 7.875% to 04/15/22 then 3ML + 5.596%, 04/15/42	4,059,688	(1)
$20,983,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	25,127,143	(1)
	MetLife, Inc.:
$17,200,000	9.25% 04/08/38, 144A****	23,564,000	(1)
$3,759,000	10.75% 08/01/39	5,859,341	(1)
	PartnerRe Ltd.:
77,450	5.875%, Series I	1,970,328	**(1)(2)
37,556	6.50%, Series G	985,094	**(1)(2)
236,349	7.25%, Series H	6,590,592	**(1)(2)
	Prudential Financial, Inc.:
$2,727,000	5.625% to 06/15/23 then 3ML + 3.92%, 06/15/43	2,839,489	(1)
$5,848,000	5.875% to 09/15/22 then 3ML + 4.175%, 09/15/42	6,206,190	(1)
$13,160,000	QBE Insurance Group Ltd., 7.50% to 11/24/23 then SW10 + 6.03%, 11/24/43, 144A****	14,614,970	(1)(2)
$1,750,000	Unum Group: Provident Financing Trust I, 7.405% 03/15/38	1,942,500
	W.R. Berkley Corporation:
95,479	5.625% 04/30/53	2,309,933	(1)
211,928	5.75% 06/01/56	5,214,488	(1)
1,530	5.90% 03/01/56	38,357
	XL Group Limited:
$14,338,000	Catlin Insurance Company Ltd., 3ML + 2.975%, 5.3304%(3), 144A****	14,087,085	(1)(2)
$3,020,000	XL Capital Ltd., 3ML + 2.4575%, 4.8052%(3), Series E	2,945,044	(1)(2)
		147,002,523
Utilities — 4.2%
$2,545,000	Commonwealth Edison: COMED Financing III, 6.35% 03/15/33	2,716,788
404,000	Dominion Energy, Inc., 5.25% 07/30/76, Series A	10,029,138	(1)
47,000	DTE Energy Company, 5.375% 06/01/76, Series B	1,168,650	(1)
$6,830,000	Emera, Inc., 6.75% to 06/15/26 then 3ML + 5.44%, 06/15/76, Series 2016A	7,265,057	(1)(2)
14,180	Georgia Power Company, 5.00% 10/01/77, Series 2017A	351,572
121,452	Integrys Energy Group, Inc., 6.00% to 08/01/23 then 3ML + 3.22%, 08/01/73	3,202,082	(1)
$5,338,000	PPL Corp: PPL Capital Funding, Inc., 3ML + 2.665%, 4.967%(3) 03/30/67, Series A	5,358,018	(1)
15,000	Southern California Edison: SCE Trust V, 5.45% to 03/15/26 then 3ML + 3.79%, Series K	386,025	*(1)
		30,477,330

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2018 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
Energy — 7.7%

$9,780,000	DCP Midstream LLC, 5.85% to 05/21/23 then 3ML + 3.85%, 05/21/43, 144A****	$9,092,466	(1)
	DCP Midstream LP:
$3,500,000	7.375% to 12/15/22 then 3ML + 5.148%, Series A	3,388,438	(1)
11,900	7.875% to 06/15/23 then 3ML + 4.919%, Series B	297,809
$3,500,000	Enbridge, Inc., 6.00% to 01/15/27 then 3ML + 3.89%, 01/15/77	3,377,500	(1)(2)
$19,804,000	Enbridge Energy Partners LP, 3ML + 3.7975%, 6.1055%(3) 10/01/37	19,729,735	(1)
248,524	Energy Transfer Partners LP, 7.375% to 05/15/23 then 3ML + 4.53%, Series C	6,246,651
	Enterprise Products Operating L.P.:
$2,700,000	5.25% to 08/16/27 then 3ML + 3.033%, 08/16/77, Series E	2,551,500
$3,750,000	3ML + 3.7075%, 6.0656%(3) 08/01/66, Series A	3,764,063	(1)
94,595	Kinder Morgan, Inc., 9.75% 10/26/18, Series A	3,126,601	*
105,773	NuStar Logistics LP, 3ML + 6.734%, 9.0817%(3) 01/15/43	2,712,020
$1,500,000	Transcanada Pipelines, Ltd., 5.875% to 08/15/26 then 3ML + 4.64%, 08/15/76, Series 2016-A	1,503,750	(1)(2)
		55,790,533
Real Estate Investment Trust (REIT) — 0.1%
10,685	Annaly Capital Management, Inc., 6.95% to 09/30/22 then 3ML + 4.993%, Series F	268,835
541	National Retail Properties, Inc., 5.70%, Series E	12,776	(1)
	PS Business Parks, Inc.:
9,945	5.70%, Series V	247,183
4,886	5.75%, Series U	121,759
		650,553
Miscellaneous Industries — 2.1%
$1,400,000	BHP Billiton Limited: BHP Billiton Finance U.S.A., Ltd., 6.75% to 10/19/25 then SW5 + 5.093%, 10/19/75, 144A****	1,526,700	(1)(2)
	Land O’ Lakes, Inc.:
$725,000	7.25%, Series B, 144A****	799,313	*
$11,700,000	8.00%, Series A, 144A****	13,045,500	*(1)
		15,371,513
	Total Preferred Securities (Cost $654,371,951)	678,377,844

Corporate Debt Securities§ — 2.4%
Banking — 2.0%
451,000	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	11,665,115	(1)
89,000	Zions Bancorporation, 6.95% to 09/15/23 then 3ML + 3.89%, 09/15/28, Sub Notes	2,552,075	(1)
		14,217,190

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2018 (Unaudited)

Shares/$ Par		Value

Corporate Debt Securities — (Continued)
Communication — 0.4%

	Qwest Corporation:
54,050	6.50% 09/01/56	$1,165,053
82,550	6.75% 06/15/57	1,854,568
1,298	7.00% 04/01/52	30,549
		3,050,170
	Total Corporate Debt Securities (Cost $16,691,278)	17,267,360

Common Stock — 1.3%
Energy — 1.3%
555,315	Kinder Morgan, Inc.	9,262,654	*
		9,262,654
	Total Common Stock (Cost $9,576,730)	9,262,654

Money Market Fund — 1.9%
14,121,493	BlackRock Liquidity Funds: T-Fund, Institutional Class	14,121,493

	Total Money Market Fund (Cost $14,121,493)	14,121,493

Total Investments (Cost $694,761,452***)	99.1%	719,029,351

Other Assets And Liabilities (Net)	0.9%	6,227,849

Total Managed Assets	100.0%‡	$725,257,200

Loan Principal Balance		(252,200,000)

Total Net Assets Available To Common Stock		$473,057,200

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated PORTFOLIO OF INVESTMENTS (Continued) May 31, 2018 (Unaudited)

§Date shown is maturity date unless referencing the end of the fixed-rate period of a fixed-to-floating rate security.

*Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.

**Securities distributing Qualified Dividend Income only.

***Aggregate cost of securities held.

****Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2018, these securities amounted to $216,502,601 or 29.9% of total managed assets.

(1)All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $438,061,976 at May 31, 2018.

(2)Foreign Issuer.

(3)Represents the rate in effect as of the reporting date.

‡The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:

3ML—3-Month ICE LIBOR USD A/360

ISDA5—5-year USD ICE Swap Semiannual 30/360

SW5—5-year USD Swap Semiannual 30/360

SW10—10-year USD Swap Semiannual 30/360

T10Y—Federal Reserve H.15 10-Yr Constant Maturity Treasury Semiannual yield

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF ASSETS AND LIABILITIES May 31, 2018 (Unaudited)

ASSETS:
Investments, at value (Cost $694,761,452)		$719,029,351
Cash		5,728
Receivable for investments sold		8,237
Dividends and interest receivable		6,781,298
Total Assets		725,824,614
LIABILITIES:
Loan Payable	$252,200,000
Payable for investment securities purchased	65,052
Dividends payable to Common Stock Shareholders	23,922
Investment advisory fees payable	322,279
Administration, Transfer Agent and Custodian fees payable	60,468
Servicing Agent fees payable	30,366
Professional fees payable	36,647
Accrued expenses and other payables	28,680
Total Liabilities		252,767,414
NET ASSETS AVAILABLE TO COMMON STOCK		$473,057,200

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Distributions in excess of net investment income		$(59,131)
Accumulated net realized loss on investments sold		(7,316,372)
Unrealized appreciation of investments		24,267,899
Par value of Common Stock		191,615
Paid-in capital in excess of par value of Common Stock		455,973,189
Total Net Assets Available to Common Stock		$473,057,200

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,161,549 shares outstanding)		$24.69

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends†		$9,123,179
Interest		12,372,073
Total Investment Income		21,495,252
EXPENSES:
Investment advisory fees	$1,929,033
Interest expenses	3,128,671
Administrator’s fees	204,211
Servicing Agent fees	183,820
Professional fees	58,786
Insurance expenses	38,449
Transfer Agent fees	13,004
Directors’ fees	28,210
Custodian fees	32,723
Compliance fees	18,200
Other	66,408
Total Expenses		5,701,515
NET INVESTMENT INCOME		15,793,737

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		445,403
Capital gains distributions from investments held during the period		9
Change in unrealized appreciation/(depreciation) of investments		(29,700,362)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS		(29,254,950)

NET DECREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$(13,461,213)

†For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2018 (Unaudited)	Year Ended November 30, 2017
OPERATIONS:
Net investment income	$15,793,737	$32,446,913
Net realized gain/(loss) on investments sold during the period	445,412	2,345,019
Change in net unrealized appreciation/(depreciation) of investments	(29,700,362)	43,473,140
Net increase/(decrease) in net assets resulting from operations	(13,461,213)	78,265,072
DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(17,283,584)	(36,784,243)
Total Distributions to Common Stock Shareholders	(17,283,584)	(36,784,243)

FUND SHARE TRANSACTIONS:
Increase from shares issued under the Dividend Reinvestment and Cash Purchase Plan	44,465	61,948
Net increase in net assets available to Common Stock resulting from Fund share transactions	44,465	61,948
NET INCREASE/(DECREASE) IN NET ASSETS AVAILABLE TO COMMON STOCK FOR THE period
	$(30,700,332)	$41,542,777

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$503,757,532	$462,214,755
Net increase/(decrease) in net assets during the period	(30,700,332)	41,542,777
End of period (including undistributed (distributions in excess of) net investment income of $(59,131) and $1,430,716, respectively)	$473,057,200	$503,757,532

(1)May include income earned, but not paid out, in prior fiscal year.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated STATEMENT OF CASH FLOWS For the Six Months Ended May 31, 2018 (Unaudited)

INCREASE/(DECREASE) IN CASH
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(13,461,213)

ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(33,600,955)
Proceeds from disposition of investment securities	46,000,907
Net purchase of short-term investment securities	(13,735,753)
Capital gains distributions from investments	9
Decrease in dividends and interest receivable	170,414
Decrease in receivable for investments sold	3,121,245
Decrease in prepaid expenses	34,858
Net amortization/(accretion) of premium/(discount)	1,167,071
Decrease in payable for investments purchased	(1,640,554)
Increase in payables to related parties	628
Decrease in accrued expenses and other liabilities	(68,758)
Change in net unrealized (appreciation)/depreciation of investments	29,700,362
Net realized gain from investments sold	(445,412)
Net cash provided by operating activities	17,242,849

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividend paid (net of reinvestment of dividends and change in dividends payable) to common stock shareholders from net investment income	(17,237,121)
Net cash used in financing activities	(17,237,121)
Net increase in cash	5,728

CASH:
Beginning of the period	$—
End of the period	$5,728

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$3,119,352
Reinvestment of dividends	44,465
Increase of dividends payable to common stock shareholders	1,998

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2018 (Unaudited)						For the period from May 29, 2013(1) through November 30, 2013
			Year Ended November 30,
			2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$26.29		$24.13	$24.43	$24.80	$22.75	$23.83	(2)
INVESTMENT OPERATIONS:
Net investment income	0.82		1.69	1.84	1.79	1.76	0.72
Net realized and unrealized gain/(loss) on investments	(1.52)		2.39	(0.22)	(0.24)	2.26	(1.02)
Total from investment operations	(0.70)		4.08	1.62	1.55	4.02	(0.30)
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(0.90)		(1.92)	(1.92)	(1.92)	(1.97)	(0.78)
Total distributions to Common Stock Shareholders	(0.90)		(1.92)	(1.92)	(1.92)	(1.97)	(0.78)
Net asset value, end of period	$24.69		$26.29	$24.13	$24.43	$24.80	$22.75
Market value, end of period	$22.93		$26.44	$22.89	$22.99	$23.65	$19.89
Total investment return based on net asset value*	(2.55	)%***	17.41%	7.03%	7.07%	19.05%	(0.93	%)(3)***
Total investment return based on market value*	(10.01	)%***	24.49%	7.89%	5.65%	29.86%	(17.44	%)(3)***
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$473,057		$503,758	$462,215	$467,911	$475,163	$435,749
Operating expenses including interest expense(4)	2.33	%**	2.06%	1.83%	1.68%	1.67%	1.47	%**
Operating expenses excluding interest expense	1.05	%**	1.07%	1.10%	1.08%	1.09%	1.06	%**
Net investment income†	6.44	%**	6.56%	7.53%	7.25%	7.30%	6.29	%**
SUPPLEMENTAL DATA: ††
Portfolio turnover rate	5	%***	13%	19%	16%	31%	10	%***
Total managed assets, end of period (in 000’s)	$725,257		$755,958	$703,515	$709,211	$710,663	$656,749
Ratio of operating expenses including interest expense(4) to average total managed assets	1.54	%**	1.39%	1.20%	1.12%	1.12%	1.07	%**
Ratio of operating expenses excluding interest expense to average total managed assets	0.69	%**	0.72%	0.73%	0.72%	0.73%	0.77	%**

*Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.

**Annualized.

***Not annualized.

†The net investment income ratios reflect income net of operating expenses, including interest expense.

††Information presented under heading Supplemental Data includes loan principal balance.

(1)Commencement of operations.

(2)Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.

(3)Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

(4)See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Financial Highlights (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 29, 2017	$0.1550	$26.27	$26.67	$26.27
January 31, 2018	0.1550	26.01	24.31	24.55
February 28, 2018	0.1480	25.67	24.56	24.60
March 29, 2018	0.1480	25.33	24.17	24.09
April 30, 2018	0.1480	24.97	23.75	23.73
May 31, 2018	0.1480	24.69	22.93	22.99

(1)Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/2018*	11/30/2017	11/30/2016	11/30/2015	11/30/2014	11/30/2013
Total Debt Outstanding, End of Period (000s)(1)	$252,000	$252,200	$241,300	$241,300	$235,500	$221,000
Asset Coverage per $1,000 of Debt(2)	2,876	2,997	2,916	2,939	3,018	2,972

*Unaudited

(1)See Note 8.

(2)Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited)

1.Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors (the “Board”) of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost, provided such amount approximates market value. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has analyzed all existing investments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•Level 1 – quoted prices in active markets for identical securities

•Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period.

A summary of the inputs used to value the Fund’s investments as of May 31, 2018 is as follows:

			Level 2	Level 3
	Total	Level 1	Significant	Significant
	Value at	Quoted	Observable	Unobservable
	May 31, 2018	Price	Inputs	Inputs
Preferred Securities
Banking	$424,720,867	$355,885,368	$68,835,499	$ —
Financial Services	4,364,525	2,852,525	1,512,000	—
Insurance	147,002,523	88,632,032	58,370,491	—
Utilities	30,477,330	24,558,460	5,918,870	—
Energy	55,790,533	26,968,332	28,822,201	—
Real Estate Investment Trust (REIT)	650,553	650,553	—	—
Miscellaneous Industries	15,371,513	1,526,700	13,844,813	—
Corporate Debt Securities
Banking	14,217,190	14,217,190	—	—
Communication	3,050,170	3,050,170	—	—
Common Stock
Energy	9,262,654	9,262,654	—	—
Money Market Fund	14,121,493	14,121,493	—	—
Total Investments	$719,029,351	$541,725,477	$177,303,874	$—

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

During the reporting period, securities with an aggregate market value of $14,087,085 were transferred into Level 1 from Level 2.The securities were transferred due to an increase in the quantity and quality of information related to trading activity or broker quotes for these securities. During the period, securities with an aggregate market value of $16,659,000 were transferred into Level 2 from Level 1. The securities were transferred due to a decrease in the quantity and quality of the information related to trading activity or broker quotes for these securities. During the reporting period, there were no transfers into or out of Level 3.

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services that are approved by the Board and are unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active market participant.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions must be at least equal at all

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 30, 2017, 2016 and 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and the State of California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to holders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 were as follows:

	Distributions paid in fiscal year 2018		Distributions paid in fiscal year 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Common Stock	N/A	N/A	$36,784,243	$0

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

As of November 30, 2017, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)
$(215,051)	$1,477,864	$0	$45,569,005

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below. During the fiscal year ended November 30, 2017, the Fund utilized $615,440 of capital losses.

No Expiration Short Term	No Expiration Long Term	Total
$215,051	$0	$215,051

Excise tax: The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short-term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $15,084 of federal excise taxes attributable to calendar year 2017 in March 2018.

3.Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on Treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on Treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on Treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

Options on Financial Futures Contracts: When an interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

The Fund did not use any derivatives during the six months ended May 31, 2018 and the fiscal year ended November 30, 2017.

4.Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. Effective September 1, 2017, as compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.075% of the Fund’s Average Net Assets, for the remainder of the term of the agreement. Prior to September 1, 2017, the Servicing Agent was paid at a rate of 0.10% on the same basis. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

The Bank of New York Mellon (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to the Fund’s preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon Investment Servicing (US) Inc. (“BNYIS”) (c/o, Computershare) serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNYIS’ services as Transfer Agent, the Fund pays BNYIS a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board or Audit Committee, $500 for each in-person meeting of the Nominating and Governance Committee attended, and $250 for each telephone meeting attended. The Audit Committee Chair receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.Purchases and Sales of Securities

For the six months ended May 31, 2018, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $33,600,955 and $46,000,907, respectively.

At May 31, 2018, the aggregate cost of securities for federal income tax purposes was $703,160,708 the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $31,054,516 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $15,185,873.

6.Common Stock

At May 31, 2018, 240,000,000 shares of $0.01 par value Common Stock were authorized.

Common Stock transactions were as follows:

	Six Months Ended 05/31/18		Year Ended 11/30/17
	Shares	Amount	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	1,692	$44,465	2,388	$61,948

7.Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.Committed Financing Agreement

The Fund has entered into a committed financing agreement with BNP Paribas Prime Brokerage International, LTD. (“Financing Agreement”) that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of May 31, 2018, the committed amount, and amount borrowed, under the Financing Agreement was $252.2 million.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

Effective September 1, 2017, the lender charges an annualized rate of one-month LIBOR (reset monthly) plus 0.80% on the drawn (borrowed) balance. For the previous 9 months of fiscal year 2017, the lender charged an annualized rate of three-month LIBOR (reset quarterly) plus 0.90% on the drawn balance. The lender’s charges on the undrawn (committed) balance remain unchanged at an annualized rate of 0.65%. For the six months ended May 31, 2018, the daily weighted average annualized interest rate on the drawn balance was 2.454% and the average daily loan balance was $252,200,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with 180 days’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated Securities. Rehypothecated Securities are identified in the Portfolio of Investments, and fees earned from rehypothecation are included in the Statement of Operations.

9.Portfolio Investments, Concentration and Investment Quality

Under normal market conditions, the Fund invests at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25%

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated Notes to Financial Statements (Unaudited) (Continued)

of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts and mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management and custody, investment banking and brokerage, insurance, insurance brokerage, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a Shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the Shareholder elects to receive cash. Registered Shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the Shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A Shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2018, $171 in brokerage commissions were incurred.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 24, 2017. This filing as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s Transfer Agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2018. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 18, 2018, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
David Gale	17,536,644.877	289,703.000

Messrs. R. Eric Chadwick and Morgan Gust and Ms. Karen H. Hogan continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 71	Lead Director and Nominating and Governance Committee Chair	Class III Director since inception	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services) through September 2015.

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 69	Director	Class II Director since inception	President of Delta Dividend Group, Inc. (investments).	5	Emmis Communications through 2012.

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 57	Director and Audit Committee Chair	Class I Director since October 2016; Class II Director inception- October 2016	Board Member, IKAR, a non-profit organization; Active Committee Member and Volunteer to several non-profit organizations.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Total Return Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
INTERESTED DIRECTOR:

R. Eric Chadwick† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 43	Director, Chairman of the Board, Chief Executive Officer and President	Class III Director since 2016	Portfolio Manager of Flaherty & Crumrine; President of Flaherty & Crumrine since 2014; Vice President of Flaherty & Crumrine until September 2014.	5	None

*The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

Class I Director – three year term expires at the Fund’s 2020 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class II Director – three year term expires at the Fund’s 2021 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualifies.

Class III Directors – three year term expires at the Fund’s 2019 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualify.

**Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, and Flaherty & Crumrine Total Return Fund.

†“Interested person” of the Fund as defined in the 1940 Act. Mr. Chadwick is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 45	Chief Compliance Officer, Vice President and Secretary	Since inception

Executive Vice President of Flaherty & Crumrine since September 2014; Chief Compliance Officer and Chief Legal Officer of Flaherty & Crumrine; Vice President of Flaherty & Crumrine until September 2014

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 58	Chief Financial Officer, Vice President and Treasurer	Since inception	Portfolio Manager of Flaherty & Crumrine; Executive Vice President of Flaherty & Crumrine since September 2014; Vice President of Flaherty & Crumrine until September 2014

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 43	Assistant Treasurer	Since 2014	Trader of Flaherty & Crumrine since September 2013; Director at Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 54	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since inception	Assistant Compliance Officer and Secretary of Flaherty & Crumrine

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 61	Assistant Treasurer	Since inception	Administrator of Flaherty & Crumrine

*Each officer serves until his or her successor is elected and qualifies or until his or her earlier resignation or removal.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

BOARD CONSIDERATION AND APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT

On January 23, 2018, the Board of Directors (the “Board”) of the Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) approved the continuation of the existing investment advisory agreement with Flaherty & Crumrine Incorporated (the “Adviser”) (the “Agreement”). The following paragraphs summarize the material information and factors considered by the Board, including the Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, as well as their conclusions relative to such factors.

In considering whether to approve the Fund’s Agreement, the Board members considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser. The Board members also considered detailed information regarding performance and expenses of other investment companies thought to be generally comparable to the Fund. The Board members discussed with management this and other information relating to the Agreement during the Special Meeting held on January 17, 2018 for that specific purpose. In reaching their determinations relating to continuance of the Agreement, the Board members considered these discussions and all other factors they believed relevant, including the factors discussed below and their multi-year experience as directors of the Fund. In their deliberations, Board members did not identify any particular information that was all-important or controlling, and Board members may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for the Fund. In particular, the Board members focused on the following with respect to the Fund.

Nature, Extent and Quality of Services

The Board members reviewed in detail the nature and extent of services provided by the Adviser and the quality of those services over the past year and since inception. The Board members noted that these services included managing the Fund’s investment program, as well as the continued provision of significant administrative services beyond what the Agreement required. The Board members noted that the Adviser also provided, generally at its expense: office facilities for use by the Fund; personnel responsible for supervising the performance of administrative, accounting and related services; and investment compliance monitoring. The Board members also considered the Adviser’s sound financial condition and the Adviser’s commitment to its business. The Board members evaluated the Adviser’s services based on their direct experience serving as Directors for many years, focusing on (i) the Adviser’s knowledge of the preferred securities market generally, (ii) the Adviser’s internal resources dedicated to identifying opportunities to add additional value through tracking and hedging and (iii) the Adviser’s culture of compliance. The Board members reviewed the personnel responsible for providing services to the Fund and observed that, based on their experience and interaction with the Adviser: (1) the Adviser’s personnel exhibited a high level of personal integrity, diligence and attention to detail in carrying out their responsibilities under the Agreement; (2) the Adviser was responsive to requests of the Board, and its personnel were available between Board meetings to answer questions from Board members;

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

and (3) the Adviser had kept the Board apprised of developments relating to the Fund. The Board members also considered continued efforts undertaken by the Adviser to maintain an effective compliance program. The Board members concluded that the nature and extent of the services provided were reasonable and appropriate in relation to the Fund’s investment goals and strategies, the corporate and regulatory environment in which the Fund operates, the level of services provided by the Adviser, and that the quality of the Adviser’s service continues to be high.

Investment Performance

The Board members took note of the Adviser’s continued adherence to its investment discipline. The Board members were provided with information regarding the Fund’s total return on net asset value performance in comparison to its peer funds for the 1- and 3-year periods. This information showed that the Fund’s performance was above the peer group average for the 1- and 3-year periods. The Board members reviewed the Fund’s performance compared to relevant indices and funds thought to be generally comparable to the Fund and took note of differences between the Fund and certain funds in the comparison group. The Board members also reviewed in detail relative fees and expenses of the Fund and the funds in the comparison group, including comparative advisory fee, administration fee and total expense ratios, and noted that the Fund had below average advisory fees, below average advisory/administration fees and a below average total expense ratio.

Profitability

The Board members considered the Adviser’s methodology for determining its profitability with respect to the Fund, and the Adviser’s profit margin on an after-tax basis attributable to managing the Fund based on two expense allocation methods. The Board members also considered that the Adviser provided, for a lower fee, services to separate account clients and determined that the difference was justified in light of the additional services and costs associated with managing registered investment companies, such as the Fund. The Board members were advised by the Adviser that it did not realize material indirect benefits from its relationship with the Fund and did not obtain soft dollar credits from securities trading.

Economies of Scale

The Board members considered whether economies of scale could be realized because the Adviser advises other similar funds. The Board members acknowledged that, because the Adviser’s portfolio management is focused exclusively on preferred securities, certain economies of scale could be realized across all of the Adviser’s clients in terms of research and portfolio management and that these economies are shared by all of the Adviser’s clients both through the overall level of fees and through reinvestment in the Adviser’s business with technology, added personnel and infrastructure. The Board members also noted that the Fund’s advisory fee schedule declines as assets increase beyond a certain level (commonly known as a “breakpoint”), and that breakpoints provide for a sharing with shareholders of benefits derived as a result of potential economies of scale.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated ADDITIONAL INFORMATION (Unaudited) (Continued)

In light of their discussions and considerations as described above, the Board members made the following determinations:

•the nature and extent of the services provided by the Adviser are reasonable and appropriate, and the quality of the services is high;

•the Fund’s performance for the 1- and 3-year periods was satisfactory, given the Fund’s investment policies and strategies and the Adviser’s adherence to them;

•the fee paid to the Adviser was reasonable in light of (i) comparative performance and expense and advisory fee information, (ii) the cost of the services provided and profits realized, and (iii) the benefits derived or to be derived by the Adviser from the relationship with the Fund; and

•as a closed-end Fund, there were limited opportunities to generate significant economies of scale by the Adviser as the Fund’s assets grew, however, the investment advisory fee was structured to provide for a sharing of the benefits of economies of scale with shareholders.

Based on these conclusions, the Board members determined that approval of the continuation of the Agreement was in the best interests of the Fund and its shareholders.

Directors

R. Eric Chadwick, CFA
Chairman of the Board

Morgan Gust

David Gale

Karen H. Hogan

Officers

R. Eric Chadwick, CFA
Chief Executive Officer and
President

Chad C. Conwell
Chief Compliance Officer,
Vice President and Secretary

Bradford S. Stone
Chief Financial Officer,
Vice President and Treasurer

Roger W. Ko
Assistant Treasurer

Laurie C. Lodolo
Assistant Compliance Officer,
Assistant Treasurer and
Assistant Secretary

Linda M. Puchalski
Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated
e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC
1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•If your shares are held in a Brokerage Account, contact your Broker.

•If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare
P.O. Box 30170
College Station, TX 77842-3170
1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual
Report

May 31, 2018

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(a)(4)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (Principal Executive Officer)

Date	July 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Executive Officer and President (Principal Executive Officer)

Date	July 26, 2018

By (Signature and Title)*	/s/ Bradford S. Stone
Bradford S. Stone, Chief Financial Officer, Treasurer and Vice President (Principal Financial Officer)

Date	July 26, 2018

* Print the name and title of each signing officer under his or her signature.